October 22, 2026

BNY MELLON ADVANTAGE FUNDS, INC.
- BNY Mellon Technology Growth Fund

Supplement to Current Summary Prospectus and Prospectus

Effective October 31, 2026, the following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Brian Byrnes and Vijay Anand are the fund's primary portfolio managers, positions they have held since May 2024 and October 2026, respectively. Messrs. Byrnes and Anand are research analysts and portfolio managers at NIMNA.

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Effective October 31, 2026, the following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Brian Byrnes and Vijay Anand are the fund's primary portfolio managers, primarily responsible for the day-to-day management of the fund's portfolio. Messrs. Byrnes and Anand have been primary portfolio managers of the fund since May 2024 and October 2026. respectively. Mr. Byrnes is a research analyst and portfolio manager at NIMNA and has been employed by NIMNA since 2022. Prior to joining NIMNA, Mr. Byrnes was a research analyst, among other positions, at Eaton Vance from 2018 to 2022. Mr. Anand is a research analyst and portfolio manager at NIMNA and has been employed by NIMNA since 2025. Prior to joining NIMNA, Mr. Anand was a senior research analyst at Katamaran Capital from September 2024 to September 2025 and a research analyst at Schroders from January 2019 to September 2024.

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